Exhibit 99.1
Secureworks Reports over $200 Million in Taegis ARR (100% year over year growth) in Connection with Second Quarter Fiscal 2023 Results
ATLANTA, Ga, Sep. 1, 2022 - Secureworks (NASDAQ: SCWX), a global leader in cybersecurity, today announced financial results for its second quarter, which ended on July 29, 2022.
Key Highlights
•Secureworks Taegis™ grew to $201 million in annual recurring revenue (ARR), an increase of 100% on a year-over-year basis.
•Added 800 Taegis Customers year-over-year, a 114% increase, to finish the second quarter of fiscal 2023 with 1,500 customers on the Taegis cloud-native security platform.
•Taegis revenue grew 131% from the second quarter of fiscal 2022 to $42.8 million.
“With the 10th consecutive quarter of triple digit growth in Taegis ARR, our pace of XDR growth underscores the strength of our product and customer base, and the execution of our transformation strategy,” said Wendy Thomas, President & CEO, Secureworks. “We are defining the future of threat detection and analysis to keep our customers secure, driving sustainable growth and value creation for investors as we capitalize on the large and growing XDR opportunity with Secureworks Taegis.”
“Our momentum continues as we surpassed the $200 million Taegis ARR milestone and delivered another quarter of triple-digit growth in Taegis ARR, Taegis Customer Count and Taegis-related Revenue,” said Paul Parrish, Chief Financial Officer, Secureworks. “Taegis average revenue per customer remained strong, growing to $136 thousand in the second quarter."
Second Quarter Fiscal 2023 Financial Highlights
•Overall revenue was $116.2 million, compared to $134.2 million in the second quarter of fiscal 2022, as we actively exit non-strategic, lower-margin services.
•GAAP gross profit was $66.6 million, compared with $77.7 million in the second quarter of fiscal 2022. Non-GAAP gross profit was $71.2 million, compared with $81.9 million in the same period last year.
•GAAP gross margin was 57.3%, compared with 57.9% in the same period last year. Non-GAAP gross margin was 61.3% compared with 61.1% in the second quarter of fiscal 2022.
•GAAP net loss was $24.7 million, or $0.29 per share, compared with net loss of $11.8 million, or $0.14 per share, in the prior year. Non-GAAP net loss was $11.3 million, or $0.13 loss per share, compared with non-GAAP net income of $0.9 million, or $0.01 per share, in the same period last year.
•Adjusted EBITDA loss for the quarter was $14.3 million, compared with adjusted EBITDA income of $3.6 million in the second quarter of fiscal 2022.
•Ended the second quarter with $167 million in cash and cash equivalents.

Business and Operational Highlights
•Appointed former Goldman Sachs and Google Cloud executive, Michael Aiello, as Chief Technology Officer.
•During the second quarter, Secureworks unveiled a new Taegis™ Agent. This new endpoint agent, natively built into Taegis XDR, brings greater telemetry and visibility to detect threats faster with less noise. It also expands our reach, offering native integration into Windows, MacOS, and Linux systems. This feature improves the flexibility of the Taegis platform architecture as we build incident response, next-gen antivirus, and vulnerability detection capabilities into a single, unified agent.
•Technology Alliance Partnerships (TAP)
•Secureworks has expanded its partnership program to include integration with Secure Access Service Edge (SASE), Cloud Access Security Broker (CASB), Operation Technology (OT), and Internet of Things (IoT). To accomplish this, the company is announcing new partnership agreements with Netskope to support SASE/CASB integration and SCADAfence to expand Taegis into OT and Industrial Control Systems (ICS).
•Netskope, in the SASE framework, has a unique approach for protecting IT assets that is user-centric and prioritizes data protection across devices and applications inside and outside traditional company networks. Integration will enable customers to perform all investigations using Secureworks Taegis for a more holistic view of threats and risks.
•In its integration with SCADAfence, Secureworks expands Taegis into OT and ICS, providing improved visibility and reducing client infrastructure vulnerabilities. Integrating a truly open XDR platform with the leading OT platform in SCADAfence provides the potential for analysts to cut their workflows in half, allowing our joint customers to use a truly integrated OT plus XDR offering.
•Recognition and awards in the second quarter of 2022 include:
•Highlighted in the Cyber Top 20 by Enterprise Security Tech
•Won Silver for Taegis XDR in the Security Software Category,17th Annual 2022 Information Technology World Globee Awards
•Received Editor’s Choice Award for XDR in the Cyber Defense Global InfoSec Awards for 2022

Financial Outlook
For the third quarter of fiscal 2023, the Company expects:
•Revenue of $111 million to $113 million.
•GAAP net loss per share of $0.36 to $0.38 and non-GAAP net loss per share of $0.20 to $0.22.
Secureworks is providing the following updated guidance for full fiscal year 2023. The Company expects:

Fiscal Year 2023 Guidance
Taegis ARR	At least $265M
Other MSS ARR	Below $70M
Total revenue	$458M to $465M
GAAP net loss	($110M) to ($114M)
($1.30) to ($1.35) per share
Non-GAAP net loss	($55M) to ($59M)
($.64) to ($.70) per share
Adjusted EBITDA	($63M) to ($68M)
Cash from operations	($60M) to ($65M)
Conference Call Information
As previously announced, the Company will hold a conference call to discuss its second quarter fiscal 2023 results and financial guidance on September 1, 2022, at 8:00 a.m. U.S. ET. A live audio webcast of the conference call and the related supplemental financial information will be accessible on the Company’s website at http://investors.secureworks.com. The webcast and supplemental information will be archived at the same location.
Operating Metrics
The Company defines annual recurring revenue (ARR) as the value of its subscription contracts as of a particular date. Because the Company uses recurring revenue as a leading indicator of future annual revenue, it includes operational backlog. Operational backlog is defined as the recurring revenue associated with pending contracts, which are contracts that have been sold but for which the service period has not yet commenced.
Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP revenue, non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP professional services gross margin, non-GAAP gross margin, non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP gross profit, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of the foregoing historical and forward-looking non-GAAP financial measures to the most directly comparable historical and forward-looking GAAP financial measure is provided below for each of the fiscal periods indicated.
Special Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “outlook,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes. Such forward-looking statements include, but are not limited to, the statements in this press release with respect to the Company’s expectations regarding revenue, GAAP net loss, GAAP net loss per share, non-GAAP net loss and non-GAAP net loss per share for the third quarter of fiscal 2023, and revenue, GAAP net loss, GAAP net loss per share, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA, cash from operations, Taegis ARR and other MSS ARR for full year fiscal 2023, all of which reflect the Company’s current analysis of existing trends and information. These forward-looking statements represent the Company’s judgment only as of the date of this press release.
Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties and other factors that include, but are not limited to, the following: the Company’s ability to achieve or maintain profitability; the Company’s ability to enhance its existing solutions and technologies and to develop or acquire new solutions and technologies; the Company’s reliance on personnel with extensive information security expertise; intense competition in the Company’s markets; the Company’s ability to attract new customers, retain existing customers and increase its annual contract values; the Company’s reliance on customers in the financial services industry; the Company’s ability to manage its growth effectively; the Company’s ability to maintain high-quality client service and support functions; terms of the Company’s service level agreements with customers that require credits for service failures or inadequacies; the Company’s recognition of revenue ratably over the terms of its Taegis SaaS applications and managed security services contracts; the Company’s long and unpredictable sales cycles; risks associated with the Company’s international sales and operations; the effect of Brexit on the Company’s operations; the Company’s exposure to fluctuations in currency exchange rates or global inflationary environment; the effect of governmental export or import controls on the Company’s business or any international sanctions compliance program applicable to the Company; the Company’s ability to expand its key distribution relationships; the Company’s technology alliance partnerships; real or perceived defects, errors or vulnerabilities in the Company’s solutions or the failure of its solutions to prevent a security breach; the risks associated with cyber attacks or other data security incidents; the ability of the Company’s solutions to interoperate with its customers’ IT infrastructure; the Company’s ability to use third-party technologies; the effect of evolving information security and data privacy laws and regulations on the Company’s business; the Company’s ability to maintain and enhance its brand; risks associated with the Company’s acquisition of other businesses; estimates or judgments relating to the Company’s critical accounting policies; the effect of natural disasters, public health issues, geopolitical conflict and other catastrophic events on the Company’s ability to serve its customers, including the Ukrainian/Russian conflict, and the coronavirus (COVID-19) pandemic; the Company’s reliance on patents to protect its intellectual property rights; the Company’s ability to protect, maintain or enforce its non-patented intellectual property rights and proprietary information; claims by third parties of infringement of their proprietary technology by the Company; the Company’s use of open source technology; and risks related to the Company’s relationship with Dell Technologies Inc. and Dell Inc. and control of the Company by Dell Technologies Inc.
This list of risks, uncertainties and other factors is not complete. The Company discusses these matters more fully, as well as certain risk factors that could affect the Company’s business, financial condition, results of operations and prospects, under the caption “Risk Factors” in the Company’s annual report on Form 10-K, as well as in the Company’s other SEC filings.
Any or all forward-looking statements the Company makes may turn out to be wrong and can be affected by inaccurate assumptions the Company might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. The Company does not undertake to update, and expressly disclaims any obligation to update, any of its forward-looking statements, whether as a result of circumstances or events that arise after the date the statements are made, new information or otherwise.

About Secureworks
Secureworks (NASDAQ: SCWX) is a global cybersecurity leader that protects customer progress with Secureworks® Taegis™, a cloud-native security analytics platform built on 20+ years of real-world threat intelligence and research, improving customers’ ability to detect advanced threats, streamline and collaborate on investigations, and automate the right actions.
www.secureworks.com
Contact Information
Investor Inquiries:
Richie Downum
Investor Relations
404-235-1021
rdownum@secureworks.com
Media Inquiries:
Nicole Catalano
Corporate Communications
415-295-5873
press@secureworks.com
(Tables Follow)

SECUREWORKS CORP.
Condensed Consolidated Statements of Operations and Related Financial Highlights
(in thousands, except per share data and percentages)
(unaudited)
	Three Months Ended		Six Months Ended
	July 29, 2022	July 30, 2021	July 29, 2022	July 30, 2021
Net revenue:
Subscription	$90,322	$102,426	$184,735	$206,496
Professional services	25,860	31,746	52,462	67,139
Total net revenue	116,182	134,172	237,197	273,635
Cost of revenue:
Subscription	34,060	37,058	66,886	74,730
Professional services	15,519	19,425	32,128	38,960
Total cost of revenue	49,579	56,483	99,014	113,690
Gross profit	66,603	77,689	138,183	159,945
Operating expenses:
Research and development	33,638	30,417	66,969	58,569
Sales and marketing	40,940	34,685	80,185	71,090
General and administrative	24,274	26,488	49,634	52,043
Total operating expenses	98,852	91,590	196,788	181,702
Operating loss	(32,249)	(13,901)	(58,605)	(21,757)
Interest and other, net	131	(601)	(566)	(1,508)
Loss before income taxes	(32,118)	(14,502)	(59,171)	(23,265)
Income tax benefit	(7,399)	(2,739)	(12,854)	(5,112)
Net loss	$(24,719)	$(11,763)	$(46,317)	$(18,153)

Loss per common share (basic and diluted)	$(0.29)	$(0.14)	$(0.55)	$(0.22)
Weighted-average common shares outstanding (basic and diluted)	84,483	82,979	84,123	82,482

Percentage of Total Net Revenue
Subscription gross margin	62.3%	63.8%	63.8%	63.8%
Professional services gross margin	40.0%	38.8%	38.8%	42.0%
Total gross margin	57.3%	57.9%	58.3%	58.5%
Research and development expenses	29.0%	22.7%	28.2%	21.4%
Sales and marketing expenses	35.2%	25.9%	33.8%	26.0%
General and administrative expenses	20.9%	19.7%	20.9%	19.0%
Operating expenses	85.1%	68.3%	83.0%	66.4%
Operating loss	(27.8)%	(10.4)%	(24.7)%	(7.9)%
Loss before income taxes	(27.6)%	(10.8)%	(24.9)%	(8.5)%
Net loss	(21.3)%	(8.8)%	(19.5)%	(6.6)%
Effective tax rate	23.0%	18.9%	21.7%	22.0%
Note: Percentage growth rates are calculated based on underlying data in thousands

SECUREWORKS CORP.
Condensed Consolidated Statements of Financial Position
(in thousands)
(unaudited)

	July 29, 2022	January 28, 2022
Assets:
Current assets:
Cash and cash equivalents	$167,487	$220,655
Accounts receivable, net	71,339	86,231
Inventories, net	475	505
Other current assets	27,283	26,040
Total current assets	266,584	333,431
Property and equipment, net	6,150	8,426
Operating lease right-of-use assets, net	15,236	17,441
Goodwill	425,878	425,926
Intangible assets, net	121,144	133,732
Other non-current assets	65,589	68,346
Total assets	$900,581	$987,302
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$20,883	$15,062
Accrued and other current liabilities	64,622	88,122
Short-term deferred revenue	151,026	163,304
Total current liabilities	236,531	266,488
Long-term deferred revenue	8,881	12,764
Operating lease liabilities, non-current	14,346	16,869
Other non-current liabilities	33,230	43,124
Total liabilities	292,988	339,245
Total stockholders' equity	607,593	648,057
Total liabilities and stockholders' equity	$900,581	$987,302

SECUREWORKS CORP.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended
	July 29, 2022	July 30, 2021
Cash flows from operating activities:
Net loss	$(46,317)	$(18,153)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	18,515	19,863
Amortization of right of use asset	1,932	2,098
Amortization of costs capitalized to obtain revenue contracts	8,985	9,912
Amortization of costs capitalized to fulfill revenue contracts	2,565	2,738
Stock-based compensation expense	17,938	13,615
Effects of exchange rate changes on monetary assets and liabilities denominated in foreign currencies	516	1,344
Income tax benefit	(12,854)	(5,112)
Provision for credit losses	(102)	448
Changes in assets and liabilities:
Accounts receivable	14,329	9,532
Net transactions with Dell	(592)	(8,903)
Inventories	30	(67)
Other assets	(6,933)	(8,232)
Accounts payable	5,685	(1,293)
Deferred revenue	(17,165)	(2,912)
Operating leases, net	(2,801)	(2,970)
Accrued and other liabilities	(25,145)	(25,185)
Net cash used in operating activities	(41,414)	(13,277)
Cash flows from investing activities:
Capital expenditures	(827)	(1,033)
Software development costs	(2,840)	(3,218)
Net cash used in investing activities	(3,667)	(4,251)
Cash flows from financing activities:
Taxes paid on vested restricted shares	(8,087)	(9,945)
Proceeds from stock option exercises	—	4,134
Net cash used in financing activities	(8,087)	(5,811)
Net decrease in cash and cash equivalents	(53,168)	(23,339)
Cash and cash equivalents at beginning of the period	220,655	220,300
Cash and cash equivalents at end of the period	$167,487	$196,961

Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP revenue, non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP professional services gross margin, non-GAAP gross margin, non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP gross profit, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with GAAP. A detailed discussion of the Company’s reasons for including these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and our reason for excluding those items are presented below. The Company encourages investors to review its GAAP results and supplement their review of the Company's GAAP results with the corresponding non-GAAP financial measures.
The following is a summary of the items excluded from the most comparable GAAP financial measures to calculate our non-GAAP financial measures:
•Amortization of Intangible Assets. Amortization of intangible assets consists of amortization associated with external software development costs capitalized and customer relationships and technology acquired. In connection with the acquisition of Dell by Dell Technologies in fiscal 2014 and our acquisition of Delve in fiscal 2021, our tangible and intangible assets and liabilities associated with customer relationships and technology were accounted for and recognized at fair value on the related transaction date.
•Stock-based Compensation Expense. Non-cash stock-based compensation expense relates to both the Dell Technologies and Secureworks equity plans. We exclude such expense when assessing the effectiveness of our operating performance since stock-based compensation does not necessarily correlate with the underlying operating performance of the business.
•Aggregate Adjustment for Income Taxes. The aggregate adjustment for income taxes is the estimated combined income tax effect for the adjustments mentioned above. The tax effects are determined based on the tax jurisdictions where the above items were incurred.

(Tables Follow)

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)
	Three Months Ended		Six Months Ended
	July 29, 2022	July 30, 2021	July 29, 2022	July 30, 2021
GAAP net revenue	$116,182	$134,172	$237,197	$273,635
GAAP subscription cost of revenue	$34,060	$37,058	$66,886	$74,730
Amortization of intangibles	(4,115)	(4,044)	(8,380)	(7,863)
Stock-based compensation expense	(167)	(15)	(290)	(117)
Non-GAAP subscription cost of revenue	$29,778	$32,999	$58,216	$66,750
GAAP professional services cost of revenue	$15,519	$19,425	$32,128	$38,960
Stock-based compensation expense	(345)	(176)	(732)	(372)
Non-GAAP professional services cost of revenue	$15,174	$19,249	$31,396	$38,588
GAAP gross profit	$66,603	$77,689	$138,183	$159,945
Amortization of intangibles	4,115	4,044	8,380	7,863
Stock-based compensation expense	511	190	1,021	489
Non-GAAP gross profit	$71,229	$81,923	$147,584	$168,297
GAAP research and development expenses	$33,638	$30,417	$66,969	$58,569
Stock-based compensation expense	(2,640)	(1,542)	(5,383)	(2,640)
Non-GAAP research and development expenses	$30,998	$28,875	$61,586	$55,929
GAAP sales and marketing expenses	$40,940	$34,685	$80,185	$71,090
Stock-based compensation expense	(1,627)	(1,016)	(3,265)	(1,748)
Non-GAAP sales and marketing expenses	$39,313	$33,669	$76,920	$69,342
GAAP general and administrative expenses	$24,274	$26,488	$49,634	$52,043
Amortization of intangibles	(3,523)	(3,523)	(7,047)	(7,047)
Stock-based compensation expense	(4,034)	(4,832)	(8,269)	(8,738)
Non-GAAP general and administrative expenses	$16,717	$18,133	$34,318	$36,258
GAAP operating loss	$(32,249)	$(13,901)	$(58,605)	$(21,757)
Amortization of intangibles	7,638	7,567	15,427	14,910
Stock-based compensation expense	8,812	7,580	17,938	13,615
Non-GAAP operating (loss) income	$(15,799)	$1,246	$(25,240)	$6,768
GAAP net loss	$(24,719)	$(11,763)	$(46,317)	$(18,153)
Amortization of intangibles	7,638	7,567	15,427	14,910
Stock-based compensation expense	8,812	7,580	17,938	13,615
Aggregate adjustment for income taxes	(3,024)	(2,463)	(5,944)	(5,460)
Non-GAAP net (loss) income	$(11,293)	$921	$(18,896)	$4,912
GAAP loss per share	$(0.29)	$(0.14)	$(0.55)	$(0.22)
Amortization of intangibles	0.09	0.09	0.18	0.18
Stock-based compensation expense	0.10	0.09	0.21	0.16
Aggregate adjustment for income taxes	(0.04)	(0.03)	(0.07)	(0.07)
Non-GAAP (loss) earnings per share *	$(0.13)	$0.01	$(0.22)	$0.06
* Sum of reconciling items may differ from total due to rounding of individual components
GAAP net loss	$(24,719)	$(11,763)	$(46,317)	$(18,153)
Interest and other, net	(131)	601	566	1,508
Income tax benefit	(7,399)	(2,739)	(12,854)	(5,112)
Depreciation and amortization	9,132	9,945	18,515	19,863
Stock-based compensation expense	8,812	7,580	17,938	13,615
Adjusted EBITDA	$(14,305)	$3,624	$(22,152)	$11,721

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited)

	Three Months Ended		Six Months Ended
Percentage of Total Net Revenue	July 29, 2022	July 30, 2021	July 29, 2022	July 30, 2021

GAAP gross margin	57.3%	57.9%	58.3%	58.5%
Non-GAAP adjustment	4.0%	3.2%	3.9%	3.0%
Non-GAAP gross margin	61.3%	61.1%	62.2%	61.5%

GAAP research and development expenses	29.0%	22.7%	28.2%	21.4%
Non-GAAP adjustment	(2.3)%	(1.2)%	(2.2)%	(1.0)%
Non-GAAP research and development expenses	26.7%	21.5%	26.0%	20.4%

GAAP sales and marketing expenses	35.2%	25.9%	33.8%	26.0%
Non-GAAP adjustment	(1.4)%	(0.8)%	(1.4)%	(0.7)%
Non-GAAP sales and marketing expenses	33.8%	25.1%	32.4%	25.3%

GAAP general and administrative expenses	20.9%	19.7%	20.9%	19.0%
Non-GAAP adjustment	(6.5)%	(6.2)%	(6.4)%	(5.7)%
Non-GAAP general and administrative expenses	14.4%	13.5%	14.5%	13.3%

GAAP operating loss	(27.8)%	(10.4)%	(24.7)%	(7.9)%
Non-GAAP adjustment	14.2%	11.4%	14.1%	10.4%
Non-GAAP operating (loss) income	(13.6)%	1.0%	(10.6)%	2.5%

GAAP net loss	(21.3)%	(8.8)%	(19.5)%	(6.6)%
Non-GAAP adjustment	11.6%	9.5%	11.5%	8.4%
Non-GAAP net (loss) income	(9.7)%	0.7%	(8.0)%	1.8%

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in millions, except per share data)
(unaudited)

	Three Months Ending		Fiscal Year Ending
	October 28, 2022		February 3, 2023
	Low End of Guidance	High End of Guidance	Low End of Guidance	High End of Guidance
GAAP net revenue	$111	$113	$458	$465

GAAP net loss	$(32)	$(30)	$(114)	$(110)
Amortization of intangibles	7	7	30	30
Stock-based compensation expense	11	10	41	41
Aggregate adjustment for income taxes	(4)	(4)	(16)	(16)
Non-GAAP net loss*	$(18)	$(17)	$(59)	$(55)

GAAP net loss per share	$(0.38)	$(0.36)	$(1.35)	$(1.30)
Amortization of intangibles	0.08	0.08	0.35	0.35
Stock-based compensation expense	0.13	0.12	0.49	0.48
Aggregate adjustment for income taxes	(0.05)	(0.05)	(0.19)	(0.19)
Non-GAAP net loss per share*	$(0.22)	$(0.20)	$(0.70)	$(0.64)

GAAP net loss			$(114)	$(110)
Interest and other, net			1	—
Income tax benefit			(32)	(31)
Depreciation and amortization			35	35
Stock-based compensation expense			41	41
Adjusted EBITDA*			$(68)	$(63)

Other Items
Effective tax rate				22%
Weighted average shares outstanding (in millions)				84.7
Cash flow from operations			$(65) to $(60)
Capital expenditures				$7 to $9

* Sum of reconciling items may differ from total due to rounding of individual components
Sum of quarterly guidance may differ from full year guidance due to rounding